UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2024

DYCOM INDUSTRIES, INC.

(Exact name of Registrant as specified in its charter)

Florida	001-10613	59-1277135
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

11780 U.S. Highway One, Suite 600
Palm Beach Gardens,	FL	33408
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 627-7171

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.33 1/3 per share	DY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On August 20, 2024, the Board of Directors (the “Board”) of Dycom Industries, Inc. (the “Company”) amended and restated, effective immediately, the Company’s By-Laws (the “By-Laws”) to:

•	Revise Article I, Section 1 and Article II, Section 2 to allow the Board to modify the location of the Company’s registered office and the date of the annual meeting of shareholders, respectively.
•	Revise Article II, Section 3 and Article III, Section 3 to add the Company’s Chief Executive Officer to the list of officers who are authorized to direct the delivery of a notice of an annual or special meeting of shareholders.
•	Revise Article V, Section 6 and related provisions to update the notification and other requirements related to nominations of directors and solicitations of proxies, including requiring compliance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended.
•	Remove the delegated authority to the Chairman of the Board to perform duties within the authority of management in Article IX, Section 6.
•	Revise and update the general description of and the duties of the Company’s Chief Executive Officer and President in Article IX.
•	Delete Article XI, Section 2, which contained a mandatory retirement age for the Company’s officers.
•	Update the various forms of communication that the Company can use to notify and otherwise communicate with the Company’s shareholders and incorporate ministerial, clarifying and conforming changes.

The foregoing description of the amendments to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Laws, as amended and restated, a copy of which is attached as Exhibit 3.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3.1	Fourth Amended and Restated By-Laws of Dycom Industries, Inc., as amended August 20, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 23, 2024

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Ryan F. Urness
Name:	Ryan F. Urness
Title:	Vice President, General Counsel and Corporate Secretary